First Quarter FY 2024 Results August 3rd, 2023 Exhibit 99.2

F I R S T Q U A R T E R F Y 2 4 R E S U L T S Safe Harbor Disclosure This presentation contains certain “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995, such as statements regarding the Company’s expected financial performance, including revenues, organic revenue growth, diluted EPS, free cash flow, and leverage; the Company’s execution on its brand-building strategy; the Company’s expected growth; and the Company’s capital allocation strategy, including its focus on reducing debt. Words such as “anticipate,” “continue,” “positioned,” “will,” “expect,” “project,” “may,” “should,” “could,” “would,” and similar expressions identify forward-looking statements. Such forward-looking statements represent the Company’s expectations and beliefs and involve a number of known and unknown risks, uncertainties and other factors that may cause actual results to differ materially from those expressed or implied by such forward-looking statements. These factors include, among others, the impact of geopolitical instability, including on economic and business conditions; consumer trends; disruptions to manufacturing, distribution and supply chain and related price increases; labor shortages; competitive pressures; the impact of the Company’s advertising and promotional and new product development initiatives; customer inventory management initiatives; the ability to pass along rising costs to customers without impacting sales; fluctuating foreign exchange rates; and other risks set forth in Part I, Item 1A. Risk Factors in the Company’s Annual Report on Form 10-K for the year ended March 31, 2023. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date this presentation. Except to the extent required by applicable law, the Company undertakes no obligation to update any forward-looking statement contained in this presentation, whether as a result of new information, future events, or otherwise. All adjusted GAAP numbers presented are footnoted and reconciled to their closest GAAP measurement in the attached reconciliation schedule or in our August 3, 2023 earnings release in the “About Non-GAAP Financial Measures” section.

F I R S T Q U A R T E R F Y 2 4 R E S U L T S Agenda for Today’s Discussion I. Performance Update II. Financial Overview III. FY 24 Outlook 3

F I R S T Q U A R T E R F Y 2 4 R E S U L T S I. Performance Update

Business Momentum Continued in First Quarter FY 24

Q1 FY 24 Sales Drivers

- Solid quarterly Revenue of $279.3 million, up 1.8% vs. PY organically(1)
- Continued strong performance enabled by benefits of leading & diversified portfolio
- Continue to execute proven brand-building strategy

Superior Earnings and FCF

- Gross Margin improved sequentially
- Continued consistent EBITDA margin(2)
- Solid financial profile and resulting Free Cash Flow(2) generation

Disciplined Capital Allocation

- Completed $25MM share repurchase authorization
- Debt reduction remains a key part of capital allocation strategy
- Continued focus on disciplined capital allocation resulting in leverage of 3.2x(3)

Prestige Consumer HEALTHCARE
FIRST QUARTER FY 24 RESULTS
5

Dramamine: A History of Robust Digital Campaign Support

Put an "N" to It (2018)


PUT AN N TO IT
Dramamine-N
NAUSEA

Let's Get Going (2020)


Dramamine
Let's Get Going

Take Dramamine, Take Control (2021)


Dramamine motion sickness NON-DROWSY
Dramamine motion sickness ORIGINAL
Dramamine nausea MULTI-PURPOSE
Take Dramamine
Take Control
NEW
Dramamine nausea GINGER CHEWS
Great Tasting
Nausea Relief

Ditch the Drama (2023)


DITCH the Drama Llama NAUSEA
Dramamine nausea GINGER CHEWS
DITCH the Drama Llama NAUSEA
Dramamine motion sickness

Interactive Campaigns Leading to Meaningful Brand Growth; ~12% CAGR Since FY19*

*IRI MULO + C + Amazon for 52 weeks ending 3/31/23

Prestige Consumer HEALTHCARE
FIRST QUARTER FY 24 RESULTS
6

Nix: Brand-Building Drives Increased Share of Lice Category

Benefitting from Continued Innovation

Treatment & Prevention | Removal Kit | All-in-One



NEW!
Nix
Ultra
Lice Treatment
Lice Prevention
KILLS
NEW LOOK!
Nix
Ultra
Lice Treatment
Home Defense
KILLS
Nix
Ultra
Lice Treatment
Safe For Kids
KILLS
SUPERLICE & EGGS

Strategic Innovation Addressing Spectrum of Consumer Needs

Consumers Trading Up to Items that Offer Increased Convenience & Peace of Mind

Investments Capturing Growth as Lice Incidences Return Towards Pre-COVID Levels

Nix Outperforming Category



Nix
Lice Treatments
Dollar Sales Growth
39%
17%
Q1 FY24
Market Share
+900 BPS
22%
31%
Q1 FY19
Q1 FY24

IRI MULO+C + OCR Amazon1P week ending 5/21/23

PrestigeConsumer HEALTHCARE

FIRST QUARTER FY 24 RESULTS

7

F I R S T Q U A R T E R F Y 2 4 R E S U L T S II. Financial Overview

F I R S T Q U A R T E R F Y 2 4 R E S U L T S Q1 FY 24 Performance Highlights Q1 FY 24 Q1 FY 23 Dollar values in millions, except per share data. $279.3 $94.0 $1.06 $277.1 $94.6 $1.09 Revenue EBITDA Diluted EPS 0.8% (0.6%) (2.6%) Organic Revenue(1) of $279.3 million, up 1.8% vs. PY Diluted EPS of $1.06, down 2.6% vs. PY EBITDA(2) of $94.0 million, down 0.6% vs. PY 9 (2)

F I R S T Q U A R T E R F Y 2 4 R E S U L T S Q1 FY 24 Q1 FY 23 % Chg Total Revenue 279.3$ 277.1$ 0.8% Gross Profit 154.7 160.1 (3.4%) % Gross Margin 55.4% 57.8% A&M 36.2 40.0 (9.3%) % Total Revenue 13.0% 14.4% G&A 27.7 26.7 3.6% % Total Revenue 9.9% 9.6% D&A (excl. COGS) 5.6 6.4 (13.6%) Operating Income 85.2$ 87.0$ (2.1%) % Margin 30.5% 31.4% Diluted EPS 1.06$ 1.09$ (2.6%) EBITDA (2) 94.0$ 94.6$ (0.6%) % Margin 33.6% 34.1% 3 Months Ended Comments ◼ Organic Revenue(1) up 1.8% vs. PY – Gains led by Skin Care, GI categories – International segment up slightly excluding currency – Continued robust growth in eCommerce ◼ Gross Margin of 55.4% up sequentially ◼ A&M of 13.0% of Revenue, below PY due to quarterly timing ◼ G&A of 9.9% of Revenue, as expected ◼ Diluted EPS of $1.06 down 2.6% vs. PY FY 24 First Quarter Consolidated Financial Summary Dollar values in millions, except per share data 10

Industry Leading Free Cash Flow Trends

Free Cash Flow


Q1 FY 24
Q1 FY 23
(18.5%)
$46.6
$57.2
Free Cash Flow(2)

Dollar values in millions

Comments

- Q1 Free Cash Flow[2] of $46.6 million down vs. PY, affected by timing of working capital
  - Maintaining full-year outlook
  - Strong business attributes continue to drive Free Cash Flow[2]
- Net Debt at June 30 of $1.3 billion[2]; leverage ratio[3] of 3.2x at end of Q1
- Completed $25MM share repurchase program; repurchased ~425k shares

Prestige Consumer HEALTHCARE
FIRST QUARTER FY 24 RESULTS
11

F I R S T Q U A R T E R F Y 2 4 R E S U L T S III. FY 24 Outlook

F I R S T Q U A R T E R F Y 2 4 R E S U L T S Outlook: Staying the Strategic Course to Create Value ◼ Strategy delivering with growing and well-positioned business ◼ Agile brand-building positions portfolio for further growth ◼ Revenue of $1,135 million to $1,140 million — Organic growth of 1% to 2% ex-FX — Organic growth of 2% to 3% when excluding strategic exit of private label business ◼ Diluted EPS of $4.27 to $4.32 ◼ Free Cash Flow(4) of $240 million or more ◼ Continue to execute disciplined capital allocation strategy ◼ Anticipate Net Debt / EBITDA of less than 3.0x by year-end FY 24 13 Top Line Trends Free Cash Flow & Allocation EPS

F I R S T Q U A R T E R F Y 2 4 R E S U L T S Q&A

F I R S T Q U A R T E R F Y 2 4 R E S U L T S Appendix (1) Organic Revenue is a Non-GAAP financial measure and is reconciled to the most closely related GAAP financial measure in the attached Reconciliation Schedules and / or our earnings release dated August 3, 2023 in the “About Non-GAAP Financial Measures” section. (2) EBITDA & EBITDA Margin, Free Cash Flow, and Net Debt are Non-GAAP financial measures and are reconciled to their most closely related GAAP financial measures in the attached Reconciliation Schedules and / or in our earnings release dated August 3, 2023 in the “About Non GAAP Financial Measures” section. (3) Leverage ratio reflects covenant defined Net Debt / EBITDA. (4) Free Cash Flow for FY 24 is a projected Non-GAAP financial measure, is reconciled to projected GAAP Net Cash Provided by Operating Activities in the attached Reconciliation Schedules and / or in our earnings release in the “About Non-GAAP Financial Measures” section and is calculated based on projected Net Cash Provided by Operating Activities less projected capital expenditures 15

F I R S T Q U A R T E R F Y 2 4 R E S U L T S EBITDA Margin 16 Reconciliation Schedules Organic Revenue Change Three Months Ended June 30, 2023 2022 (In Thousands) GAAP Total Revenues 279,309$ 277,059$ Revenue Change 0.8% Adjustments: Impact of foreign currency exchange rates - (2,724) Total adjustments -$ (2,724)$ Non-GAAP Organic Revenues 279,309$ 274,335$ Non-GAAP Organic Revenue Change 1.8% Three Months Ended June 30, 2023 2022 (In Thousands) GAAP Net Income 53,276$ 55,272$ Interest expense, net 17,719 15,292 Provision for income taxes 15,437 15,625 Depreciation and amortization 7,543 8,384 Non-GAAP EBITDA 93,975$ 94,573$ Non-GAAP EBITDA Margin 33.6% 34.1%

F I R S T Q U A R T E R F Y 2 4 R E S U L T S 17 Reconciliation Schedules (Continued) Free Cash Flow Projected Free Cash Flow Three Months Ended June 30, 2023 2022 (In Thousands) GAAP Net Income 53,276$ 55,272$ Adjustments: Adjustments to reconcile net income to net cash provided by operating activities as shown in the Statement of Cash Flows 18,188 16,234 Changes in operating assets and liabilities as shown in the Statement of Cash Flows (23,377) (13,259) Total adjustments (5,189) 2,975 GAAP Net cash provided by operating activities 48,087 58,247 Purchase of property and equipment (1,477) (1,047) Non-GAAP Free Cash Flow 46,610$ 57,200$ (In millions) Projected FY'24 GAAP Net Cash provided by operating activities 250$ Additions to property and equipment for cash (10) Projected Non-GAAP Free Cash Flow 240$